Exhibit 10.11

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 1 of 20

SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (the "Sublease”) is entered into and effective this 1st day of March, 2014, between Diego Pellicer Worldwide Inc (“Tenant”), and Diego Pellicer, Inc. ("Subtenant”). Tenant entered into a lease (the “Master Lease") with M-P Properties as landlord ("Landlord”), dated September 19, 2013, leasing the premises legally described on the attached Exhibit 1 (“Master Premises”). A copy of the Master Lease, including all amendments, is attached as Exhibit 2. Tenant and Subtenant agree as follows:

1.	SUBLEASE SUMMARY.

a.	Subleased Premises. Tenant leases to Subtenant and Subtenant leases from Tenant that portion of the Master Premises consisting of an agreed area of 3,700 rentable square feet of area on the 1st & 2nd floor(s) of the Master Premises, outlined on the floor plan attached as Exhibit 3 (the “Subleased Premises"), and commonly known as Entire Building.

b.	Sublease Commencement Date. The Sublease shall be for a period of 58 months and shall commence on March 1, 2014 or such earlier or later date as provided in Section 3 (the “Sublease Commencement Date").

c.	Sublease Termination Date. The Sublease shall terminate at midnight on September 30, 2018 or one day prior to the termination date of the Master Lease, whichever is earlier, unless sooner terminated in accordance with the terms of this Sublease (the "Sublease Termination Date”).

d.	Base Rent. Subtenant shall pay to Tenant base monthly rent (check one): ☐ $_________, or ☑ according to the Rent Rider attached hereto (“Base Rent”), Rent shall be payable at Tenant's address shown in Section 1(h) below, or such other place designated in writing by Tenant.

e.	Prepaid Rent. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $0.00 as prepaid rent, to be applied to the Rent due for months __________ through ____________ of the Sublease.

f.	Security Deposit. Upon execution of this Sublease, Subtenant shall deliver to Tenant the sum of $0.00 to be held as a security deposit pursuant to Section 5 below. The security deposit shall be in the form of (check one): ☐ cash, ☐ letter of credit according to the Letter of Credit Rider (CBA Form LCR), attached hereto, ☐ check.

g.	Permitted Use. The Subleased Premises shall be used only for Sale & production of cannabis and related products, per Washington State law, and for no other purpose without the prior written consent of Tenant (The "Permitted Use”).

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 2 of 20

SUBLEASE AGREEMENT

h.	Notice and Payment Addresses

Tenant: Diego Pellicer Worldwide Inc

21300 Victory Blvd, Suite 740

Woodland Hills CA 91367

Fax No.: ________________

Email: __________________

Subtenant: Diego Pellicer, Inc

2215 4th Avenue S,

Seattle, WA 98134

Fax No.: ________________

Email: __________________

i.	Subtenant's Sublease Share. Subtenant’s Sublease Share of any operating costs, additional rent, or other amounts payable by Tenant under the Master Lease is 100% of such amounts, based upon the ratio of the agreed rentable area of the Subleased Premises to the agreed rentable area of the Master Premises

2.	PREMISES.

a.	Lease of Premises. Tenant leases to Subtenant, and Subtenant leases Tenant the Subleased Premises upon the terms specified in this Sublease.

b.	Acceptance of Premises. Except as specified elsewhere in this Sublease, Tenant makes no representations or warranties to Subtenant regarding the Subleased Premises, including the structural condition of the Subleased Premises or the condition of all mechanical, electrical, and other systems on the Subleased Premises. Except for any Subtenant improvements described on attached Exhibit 4 to be completed by Tenant (“Tenant's Work”), Subtenant shall be responsible for performing any work necessary to bring the Subleased Premises into a condition satisfactory to Subtenant. By signing this Sublease, Subtenant acknowledges that it has had adequate opportunity investigate the Subleased Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Subleased Premises (other than the Tenant's Work in Exhibit 4), and acknowledges that the time needed to complete any such items shall not delay the Sublease Commencement Date.

c.	Subtenant Improvements. Attached Exhibit 4 sets forth all of Tenant's Work, if any, and all Subtenant improvements to be completed by Subtenant (the “Subtenant's Work”), that will be performed on the Subleased Premises. Responsibility for design, payment and performance of all such work shall be as set forth on attached Exhibit 4.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 3 of 20

SUBLEASE AGREEMENT

3.	TERM. Subtenant acknowledges that Tenant may need to receive Landlord's consent to this Sublease as provided in Sections 21 and 24 of this Sublease prior to Subtenant occupying the Subleased Premises, and Subtenant shall not occupy the Subleased Premises without the prior written consent of Tenant. If Subtenant occupies the Subleased Premises before the Sublease Commencement Date specified in Section 1, then such date of occupancy shall be the Sublease Commencement Date. If Tenant acts diligently to make the Subleased Premises available to Subtenant, neither Tenant nor any agent or employee of Tenant shall be liable for any damage or Toss due to Tenant's inability or failure to deliver possession of the Premises to Subtenant as provided on this Sublease. In such case, the Rent shall abate until delivery of possession, but the Sublease Termination Date shall not be extended by such delay. Notwithstanding the foregoing, if Tenant has not delivered possession to Subtenant within 60 days (sixty (60) days if not filled in) after the date specified in Section 1, Subtenant may elect to cancel this Sublease by giving written notice to Tenant within ten (10) days after such time period ends, if Subtenant gives such notice, this Sublease shall be cancelled, all prepaid rent and security deposits shall be refunded to Subtenant, and neither Tenant nor Subtenant shall have any further obligations to the other.

4.	RENT.

a.	Payment of Rent. Subtenant shall pay Tenant without notice, demand, deduction or offset, in lawful money of the United States, the monthly Base Rental stated in Section 1 in advance on or before the first day of each month during the Sublease Term beginning on (check one): ☑ the Sublease Commencement Date, or ☐ _____________________ (if no date specified, then on the Sublease Commencement Date), and any otter additional payments due to Tenant (“Additional Rent”) (collectively the "Rent”) when required under this Sublease. Payments for any partial month at the beginning or end of the Sublease term shall be prorated. All payments due to Tenant under this Sublease, including late fees and interest, shall also constitute Additional Rent, and upon failure of Subtenant to pay any such costs, charges or expenses, Tenant shall have the same rights and remedies as otherwise provided in this Sublease for the failure of Subtenant to pay rent.

b.	Late Charges; Default Interest. If any sums payable by Subtenant to Tenant under this Sublease are not received within five (5) days of their due date, Subtenant shall pay Tenant an amount equal to the sum which would be payable by Tenant to the Landlord for an equivalent default under the master Lease or five percent (5%) of the delinquent amount for the cost of collecting and handling such late payment in addition to the amount due and as Additional Rent, whichever is greater All delinquent sums not paid by Subtenant within five (5) business days of the due date shall, at Tenant's option, be interest at the rate the Tenant would pay the Landlord under the Master Lease for an equivalent default or the highest rate of interest allowable by law, whichever is less. Interest on all delinquent amounts shall be calculated from the original due dale to the date of payment.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 4 of 20

SUBLEASE AGREEMENT

c.	Less Than Full Payment. Tenant's acceptance of less than the full amount of any payment due from Subtenant shall not be deemed an accord and satisfaction or compromise of such payment unless Tenant specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Tenant claims. Any portion that remains to be paid by Tenant shall be subject to the late charges and default interest provisions of this Section.

5.	SECURITY DEPOSIT. Upon execution of this Sublease, Subtenant shall deliver to Tenant the security deposit specified in Section 1 above. Tenant’s obligations with respect to the security deposit are those of a debtor and not of a trustee, and Tenant may commingle the security deposit with its other funds. If Subtenant breaches any covenant or condition of this Sublease, including but not limited to the payment of Rent, Tenant may apply all or any part of the security deposit to the payment of any sum in default and any damage suffered by Tenant as a result of Subtenant's breach. Subtenant acknowledges, however, that the security deposit shall not be considered as a measure of Subtenant’s damages in case of default by Subtenant and any payment to Tenant from the security deposit shall not be construed as a payment of liquidated damages for Subtenant's default. If Tenant applies the security deposit as contemplated by this Section, Subtenant shall, within five (5) days after written demand therefore by Tenant, deposit with Tenant the amount so applied. If Subtenant complies with all of the covenants and conditions of this Sublease throughout the Sublease term, the security deposit shall be repaid to Subtenant without interest within thirty (30) days after the surrender of the Subleased Premises by Subtenant in the condition required by Section 9 of this Lease.

6.	MASTER LEASE. Tenant represents to Subtenant: (a) that Tenant has delivered to Subtenant a full and complete copy of the Master Lease and all other agreements between Landlord and Tenant relating to the leasing, use, and occupancy of the Subleased Premises (which may contain redacted business terms) and (b) that Tenant has received no uncured default notice from Landlord under the Master Lease. Tenant shall not agree to an amendment to the Master Lease which would have an adverse effect on Subtenant's occupancy of the Subleased Premises or its use of the Subleased Premises for their intended purpose, without obtaining Subtenant's prior written approval, which shall not be unreasonably withheld, conditioned, or delayed. Subtenant represents that it has read and is familiar with the terms of the Master Lease.

This Sublease is subject and subordinate to the Master Lease. If the Master Lease terminates, this Sublease shall terminate. Tenant and Subtenant shall not, by their omission or act, do or permit anything to be done which would cause a default under the Master Lease. If the Master Lease terminates or is forfeited as a result of a default or breach by Tenant or Subtenant under this Sublease and/or the Master Lease, then the defaulting party shall be liable to the non-defaulting party for the damage suffered as a result of such termination or forfeiture. Tenant shall exercise due diligence in attempting to cause Landlord to perform its obligations under the Master Lease for the benefit of the Subtenant.

All the terms, covenants and conditions contained in the Master Lease are incorporated into and made a part of this Sublease as if Tenant were the landlord under the Master Lease, the Subtenant were the tenant under the Master Lease, and the Subleased Premises were the Master Premises except as may be inconsistent with the terms contained in this Sublease and the following: Sublessor may cancel sublease, in Sublessors sole & absolute discretion, by giving Subtlessee 90 days written notice (none if not specified).

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 5 of 20

SUBLEASE AGREEMENT

7.	ADDITIONAL CHARGES. If Tenant shall be charged for additional rent or other sums pursuant to the provisions of the Masker Lease, Subtenant shall be liable for its Sublease Share, stated in Section 1 above, of such additional rent or sums, including without limitation, payments for taxes, common area charges, utilities and services, or operating costs. If any such rent or sums shall be due to excessive use by Subtenant of utilities or services provided to the Subleased Premises, as reasonably determined by Tenant, such excess shall be paid in its entirety by Subtenant. If Subtenant shall procure any additional service for the Subleased Premises, including but not limited to after-hour HVAC services, Subtenant shall pay for same at the rates charged by Landlord and shall make such payment to Tenant or Landlord, as Tenant shall direct. Tenant shall have no duty to perform any obligations which are, by their nature, the obligation of an owner or manager of real property. Any rent or other sums payable by Subtenant under this Section shall be Additional Rent and paid to Tenant no later than five (5) days before they are due from Tenant to Landlord. If Tenant shall receive any refund for Additional Rent or sums paid under the Master Lease, Subtenant shall be entitled to the return of so much thereof as shall be attributable to prior payments by Subtenant. Tenant shall, upon request by Subtenant furnish Subtenant with copies of all statements submitted by Landlord of actual or estimated Additional Rent or sums.

Notwithstanding anything herein, contained, the only services or utilities to which Subtenant is entitled under this Sublease are those to which Tenant is entitled under the Master Lease.

8.	ALTERATIONS. Subtenant may make alterations, additions or improvements to the Subleased Premise, including any of Subtenant's Work identified on attached Exhibit 4 (the “Alterations”), with the prior written consent of Tenant. The term “Alterations" shall not include the installation of shelves, movable partitions, Subtenant’s equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Subleased Premises, and Tenant's consent shall not be required for Subtenant's installation of those items except to the extent Tenant must obtain the consent of Landlord under the Master Lease for such installations. Subtenant shall perform all work within the Subleased Premises at Subtenant's expense in compliance with all applicable laws and shall complete all Alterations in accordance with plans and specifications approved by Tenant, using contractors approved by Tenant, and in a manner so as to not unreasonably interfere with other tenants. Subtenant shall pay, when due, all claims for labor or materials furnished to or for Subtenant at or for use in the Subleased Premises, which claims are or may be secured by any mechanics' or materialmens’ liens against the Subleased Premises or any interest therein. Subtenant shall remove all Alterations at the end of the Sublease term unless Tenant conditioned its consent upon Subtenant leaving a specified Alteration at the Subleased Premises, in which ease Subtenant shall not remove such Alteration and it shall become Landlord's property. Subtenant shall in repair any damage to the Subleased Premises caused by removal of Alterations.

9.	REPAIRS AND MAINTENANCE; SURRENDER. Subtenant shall, at its sole expense, maintain the Subleased Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Subleased Premises safe and in good condition, including all utilities and other systems serving the Subleased Premises. Subtenant shall not damage any demising wall or disturb the structural integrity of the Subleased Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Subtenant or its employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees. If Subtenant fails to maintain or repair the Subleased Premises, Tenant may enter the Subleased Premises and perform such repair or maintenance on behalf of Subtenant In such case, Subtenant shall be obligated to pay to Tenant immediately upon receipt of demand for payment as additional Rent all costs incurred by Tenant, Subtenant shall only be obligated to repair or maintain those portions of the Subleased Premises as provided in the Master Lease. Tenant shall not be required to perform changes to the Subleased Premises because of the enactment of any law, ordinance, regulation or code during the Sublease term. Notwithstanding anything in this Section to the contrary, Subtenant shall not be responsible for any repairs to the Subleased Premises made necessary by the acts of Tenant, Landlord or their employees, officers, agents, servants, contractors, customers, clients, visitors, guests, or other licensees or invitees.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 6 of 20

SUBLEASE AGREEMENT

Upon expiration of the Subleased Lease term, whether by lapse of time or otherwise, Subtenant shall promptly and peacefully surrender the Subleased Premises, together with all keys, to Tenant in as good condition as when received by Subtenant or as thereafter improved, reasonable wear and tear and insured casualty excepted.

10.	ACCESS AND RIGHT OF ENTRY. After reasonable notice from Tenant (except in cases of emergency, where no notice is required), Subtenant shalt permit Tenant and/or Landlord and their agents, employees and contractors to enter the Subleased Premises at all reasonable times to make repairs, alterations, improvements or inspections. This Section shall not impose any repair or other obligation upon Tenant not expressly stated elsewhere in this Sublease After reasonable notice to Subtenant, Tenant or Landlord shall have the right to enter the Subleased Premises for the purpose of (a) showing the Subleased Premises to prospective purchasers or lenders at any time, and to prospective tenants within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term; and (b) for posting “for lease" signs within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease term.

11.	DESTRUCTION OR CONDEMNATION.

a.	Damage and Repair. If Landlord or Tenant terminate the Master Lease based on casualty to the property in accordance with the Master Lease, this Sublease shall terminate on the same date. If the Subleased Premises or the portion of the property necessary for Subtenants occupancy are damaged, destroyed or rendered untenantable, by fire or other casualty, Tenant may, at its option: (a) terminate this Sublease, or (b) restore (or cause Tenant to restore) the Subleased Premises and the portion of the property necessary for Subtenant’s occupancy to their previous condition. Provided, however, if such casualty event occurs during the last six (6) months of the Sublease term (after considering any option to extend the term timely exercised by Subtenant) then either Subtenant or Tenant may elect to terminate this Sublease. If, within sixty (60) days after receipt by Tenant from Subtenant of written notice that Subtenant deems the Subleased Premises or the portion of the property necessary for Tenant's occupancy untenantable. Tenant fails to notify Subtenant of its election to restore those areas, or if Tenant is unable to restore those areas within six (6) months of the date of the casualty event, then Subtenant may elect to terminate this Sublease

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 7 of 20

SUBLEASE AGREEMENT

If Tenant restores the Subleased Premises or the property under this Section, Tenant shall proceed with reasonable diligence to complete the work, and the base lent shall be abated in the same proportion as the untenantable portion of the Subleased Premises bears to the whole Subleased Premises, provided that there shall be a rent abatement only if the damage Of destruction of the Subleased Premises or the property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Subtenant or Subtenant's employees, officers, agents, servants, contactors, customers, clients, visitors, guests, or other licensees or invitees. Provided, if Tenant complies with its obligations under this Section, no damages, compensation or claim shall be payable by Tenant for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Subleased Premises or the property. Tenant shall have no obligation to carry insurance of any kind for the protection of Subtenant Or any alterations or improvements paid for by Subtenant; any Subtenants Work identified in Exhibit 4 (regardless of who may have contemplated them); Subtenants furniture; or on any fixtures, equipment improvements or appurtenances of Subtenant under this Lease. and Tenant shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Tenant's negligence.

b.	Condemnation. If the Landlord or Tenant terminate the Master Lease based on a provision in the Master Lease relating to eminent domain or conveyance under threat of condemnation, this Sublease shall terminate on the same date if the Sub teased Premises, the portion of the property necessary far Subtenants occupancy, or 50% or more of the rentable area of the property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Sublease shall terminate at the option of Tenant or Subtenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the portion of the property taken by the condemning authority. All Rent and other payments shall be paid to that date.

If the condemning authority takes a portion of the Subleased Premises or the portion of the property necessary for Subtenant's occupancy That does not render them untenantable, then this Sublease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced. The reduction in Rent shall be effective on the earlier of the date the condemning authority first has possession of Such portion or title vests in the condemning authority. The Subleased Premises or the portion of the property necessary for Subtenant's occupancy shall riot be deemed untenantable if 25% or less of each of those areas IS condemned, As between Tenant and Subtenant, Tenant shall be entitled to the entire award from the condemning authority attributable to the value of the Subleased Premises or the property and Tenant shall make no claim for the value of its leasehold. Subtenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business if Subtenant may terminate this Sublease under this Section, provided that in no event shall Subtenant's claim reduce Landlord's or Tenant's award.

12.	INSURANCE. Subtenant shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by Tenant under the Master Lease, naming Tenant as well as Landlord, as additional insureds, in the mariner required therein, and property ir8urance as is required to be carried by Tenant under the Master Lease to the extent property insurance pertains to the Subleased Premises. If the Master Lease requires Tenant to insure leasehold improvements or alterations, then Subtenant shall insure the leasehold improvements which are located in the Subleased Premises, as well as alterations in the Subleased Premises made by Subtenant, Subtenant shall furnish to Tenant a certificate of Subtenant's insurance required hereunder not later than ten (10) days prior to Subtenant's taking possession of the Subleased Premises. Tenant shall carry insurance as required by the Master Lease and shall not be obligated to carry fire or other insurance if Landlord is obligated to carry it under the Pilaster Lease.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 8 of 20

SUBLEASE AGREEMENT

Tenant and Subtenant hereby release each other and any other tenant, their employees, officers, agents, servants, contractors, customers, chants, visitors, guests, or other licensees or invitees, from responsibility for and waive their entire claim of recovery for any loss or damage arising from any cause covered by property insurance required to be carried by each of then Each party shall provide notice to the property insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective property insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such policies or lo the extent of liability exceeding the limits of such policies. Tenant agrees to use reasonable efforts to obtain from Landlord the same waives of claims for any loss or damage arising from any cause covered by property insurance required to be serried by Landlord under the Master Lease and, if and to the extent of such waiver by Landlord, Subtenant agrees to the same waiver.

13.	ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, sublet encumber or otherwise transfer any interest in this Sublease or any part of the Subleased Premises (collectively referred to as a "Transfer), without first obtaining the written consent of Tenant, which shall not be unreasonably withheld or delayed Tenant may condition its consent on (a) obtaining any required consent from Landlord; and (b) Subtenant satisfying any conditions OR the Transfer imposed by Landlord; and (c) such other reasonable conditions that. Tenant may impose. No Transfer shall relieve Subtenant of any liability under this Sublease notwithstanding Tenant's consent lo such Transfer Consent to any Transfer shall not operate as a waiver of the necessity for Tenant's consent to any subsequent Transfer. In connection with each request for consent to a Transfer, Subtenant shall pay the reasonable cost of processing same, including attorneys' fees and any cost charged by Landlord for granting its consent under the Master Lease, upon demand of Tenant.

If Subtenant is a partnership, limited liability company, corporation, or Other entity, any transfer of this Sublease by merger, consolidation, redemption or liquidation, or any change in the ownership of. or power to vote, which singularly or collectively represents a majority of the beneficial interest in Subtenant, snail Coils-Mute a Transfer.

As a condition to the Landlord's and Tenant's approval, if given, any potential assignee of sublease otherwise approved shall assume all obligations of Subtenant under this Sublease and shalt be jointly and severally liable with Subtenant and any guarantor, if required, for the payment of Rent and other charges due hereunder and performance of all terms of this Sublease. In connection with any Transfer, Subtenant shall provide Landlord and Tenant with copies of all assignments, subleases and assumption agreements and documents.

14.	MORTGAGE SUBORDINATION AND ATTORNMENT. This Sublease shall automatically be subordinate to any mortgage or deed of trust created by Landlord to the extent the Master Lease is subordinate la the same mortgage or deed of trust, arid Subtenant shall attorn on the same terms and conditions as the Tenant in the Master Lease, provided Subtenant shall enjoy the terms and conditions relating to such subordination and attornment to the same extent Tenant does under the terms of the Master Lease.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 9 of 20

SUBLEASE AGREEMENT

15.	HOLDOVER. If Subtenant shall, without the written consent of Tenant, remain in possession of the Subleased Premises and fail to return the Premises to Landlord after the expiration or teerndnabon of the Sublease, the tenancy shall be a holdover tenancy and shall be on a miTirrth-lb-month basis, which may be terminated accoitfing to Washington law. Unless a different rate is agreed upon by Tenant, Subtenant agrees to pay to Tenant 150% of the rate of Rent last payable under this Sublease or the holdover rental rate provided in the Master Lease, whichever is greater during any holdover tenancy, AM other terms of the Sublease sham remain in effect.

16.	NOTICES. All notices under this Sublease shall be in 'writing and effective (I) when delivered in person or via overnight courier to the other party, (ii) three (3) days after being sent by registered or certified mail to the other party at the addresses set forth in Section 1; or upon confirmed transmission by facsimile to the other party at the facsimile numbers set forth in Section 1. The addresses for notices and payment of Rent set forth in Section 1 may be modified by either party only by written notice delivered in conformance with this Section.

17.	ESTOPPEL CERTIFICATES. Upon the written request of Tenant, Subtenant shall deliver to Tenant endear Landlord or heir designee a written estoppel certificate on the same terms and conditions as required by Tenant under the Master Lease.

18.	GENERAL.

a.	Heirs and Assigns. This Sublease shall apply to and be binding upon Tenant and Subtenat and their respective heirs, executors, administrators, successors and assigns.

b.	Brokers' Fees. Subtenant represents and warrants to Tenant that except for Subtenant's Broker, if any, described and disclosed in Section 20 of this Lease, it has not engaged any firm, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Tenant against any loss, cost, liability or expense incurred by Tenant as a result of any claim asserted by any such firm, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Subtenant. Tenant represents and warrants to Subtenant that except for Landlord's Broker, if any, described and disclosed in Section 20, it has not engaged any firm, finder or other person who would be entitled to any commission or fees for the negotiation, execution or delivery of this Sublease and shall indemnify and hold harmless Subtenant against any loss, cost, liability or expense incurred by Subtenant as a result of any claim asserted by any such firm, finder or other person on the basis of any arrangement or agreements made or alleged in have been made by or on behalf of Tenant.

c.	Entire Agreement. This Sublease, which incorporates portions of the Master Lease, contains all of the covenants and agreements between Tenant and Subtenant relating to the Subleased Premises. No prior or contemporaneous agreements or understandings pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this Sublease shall not be altered, modified, or amended to except in writing signed by Tenant and Subtenant.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 10 of 20

SUBLEASE AGREEMENT

e.	Governing Law. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.

f.	Memorandum of Sublease. Except for the pages containing the Commission Agreement, the Legal descriptions, and the signatures of the Tenant and Subtenant (all of which may be recorded by Tenants Broker), this Sublease shall not be recorded. However, if permitted by the Master Lease, Tenant and Subtenant shall, at the other's request, execute and record a memorandum of Sublease in recordable form that identifies Tenant and Subtenant, ire commencement and termination dates of the Sublease, and the legal description of the Master Premises and Subleased Premises.

g.	Submission of Sublease Form Not an Offer. One party's submission of this Sublease to the other for review shall not constitute an offer to sublease the Subleased Premises. This Sublease shall not become effective and binding upon Tenant and Subtenant until It has been fully signed by both Tenant and Subtenant, and consented to by Landlord (if required by the Master Lease).

h.	Authority of Parties. Each party signing this Sublease represents and warrants to the other that it has the authority to enter into this Sublease, that the execution and delivery of this Sublease has been duly authorized, and that upon such execution and delivery this Lease shall be binding upon and enforceable against the party on signing.

19.	EXHIBITS AND RIDERS. The following exhibits and riders are made a pat of this Sublease:

Exhibit 1: Legal Description of the Master Premises

Exhibit 2: Master Lease

Exhibit 3: Outline of Subleased Presnises

Exhibit 4: Tenant Improvement Schedule

Other: Rent Rider

20.	AGENCY DISCLOSURE. At the signing of this Lease,

Tenant is represented by N/A (insert name of Broker and Firm as licensed) (the “Tenant's Broker”);

and Subtenant is represented by N/A (insert name of Broker and Firm as licensed) (the "Subtenant's Broker”).

This Agency Disclosure creates an agency relationship between Subtenant, Subtenants Broker (if any such person is disclosed), and any managing brokers who supervise Subtenant's Broker's performance (collectively the "Supervising Brokers"). In addition, this Agency Disclosure creates an agency relationship between Tenant, Tenant's Broker (if any such person is disclosed), and any managing brokers who supervise Tenant's Broker’s performance (also collectively the 'Supervising Brokers"). If Tenants Broker and Subtenant's Broker are different real estate licensees affiliated with the same Firm, then both Tenant and Subtenant confirm their consent to that Firm and bah Tenant's and Subtenant's Supervising Brokers acting as dual agents. If Tenant's Broker and Subtenant's Broker are the same real estate licensee who represents both parties, then both Subtenant and Tenant acknowledge that the Broker, his or her Supervising Brokers, and his or her Firm are acting as dual agents and hereby consent to such dual agency, If Tenant's Broker, Subtenants Broker, their Supervising Brokers, or their Firm are dual agents Subtenant and Tenant consent to Tenant's Broker, Subtenant's Broker, and their Firm being compensated based on a percentage of the rent or as otherwise disclosed on an attached addendum. Neither Tenant's Broker, Subtenant's Broker nor either of their Firms are receiving compensation from mete than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Subtenant and Tenant consent to such compensation Subtenant and Tenant confirm receipt of the pamphlet entitled “The Law of Real Estate Agency.”

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 11 of 20

SUBLEASE AGREEMENT

21.	CONSENT BY LANDLORD. This Sublease shall be of no force or effect unless consented to by Landlord within 10 days of execution, if such consent is required under the Master Lease. Tenant and Subtenant agree for the benefit of Landlord, that this Sublease and Landlord's consent shall not (a) create privity of contract between Landlord and Subtenant; (b) be deemed to have amended the Master Lease in any regard (unless Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a consent by Landlord to any future assignment or subletting Landlord's consent shaft, however. be deemed evidence of Landlord's agreement that Subtenant may use the Subleased Premises for the purpose set forth in Section 1(g) and that Subtenant shall be entitled to the waiver of claims and of the right of subrogation as provided in Section 12, Insurance, above.

22.	COMMISSION AGREEMENT. If Tenant has not entered into a Irsbng agreement (or other compensation agreement with Tenants Firm). Tenant agrees to pay a commission to Tenants Firm (as identified in the Agency Disclosure Section above) as follows:

☐       $N/A

☐       N/A% of the gross rent payable pursuant to this Sublease

☐       $N/A per square foot of the Subleased Premises

☐       Other N/A

Tenant's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon the extension by Subtenant of the Sublease term pursuant to any right reserved to Subtenant under the Sublease calculated ☐ as provided above or ☐ as follows___________________ (if no box is checked, as provided above). Tenant's Broker ☐ shall ☐ shall not (shall not if not filled in) be entitled to a commission upon any expansion of the Subleased Premises pursuant to any right reserved to Subtenant under the Sublease, calculated ☐ as provided above or ☐ as follows ____________________ (if no box is checked, as provided above).

Any commission shall be earned upon execution of this Sublease and paid one-half upon execution of the Sublease and one-half upon occupancy of the Subleased Premises by Subtenant Tenant's Broker shall pay to Subtenant's Broker (as identified in the Agency Disclosure section above), the amount stated in a separate agreement between them or, if there is no agreement $N/A of% (complete only one) of any commission paid to Tenants Broker, within live (5) days after receipt by Tenants Broker.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 12 of 20

SUBLEASE AGREEMENT

If any other lease or sale is entered into between Tenant and Subtenant pursuant to a right reserved to Subtenant under the Sublease, Tenant ☐ shall ☐ shall not (shall not if not filled in) pay an additional commission according to any commission agreement or, in the absence of one, according to Tenant's Broker's commission schedule in effect as of the execution of this Sublease Tenant's successor shall be obligated to pay any unpaid commissions upon any, transfer of this Sublease and any such transfer shall not release the transferor from liability to pay such commissions.

23.	BROKER PROVISIONS.

TENANTS BROKER AND SUBTENANT'S BROKER HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE SUBLEASED PREMISES; THE MEANING OF THE TERMS AND CONDITIONS OF THIS SUBLEASE; LANDLORD'S, TENANTS OR SUBTENANT'S FINANCIAL STANDING; ZONING; COMPLIANCE OF THE SUBLEASED PREMISES WITH APPLICABLE LAWS; SERVICE OR CAPACITY OF UTILITIES, OPERATING COSTS; OR HAZARDOUS MATERIALS. LANDLORD, TENANT AND SUBTENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING TINDER THIS SUBLEASE.

TENANT:	SUBTENANT:

Diego Pellicer Worldwide Inc	Diego Pellicer, Inc.
TENANT:	SUBTENANT:

Ron Throgmartin	Peter Norris
By:	By:

Chief Executive Officer	Chief Executive Officer
Its:	Its:

24.	LANDLORD'S CONSENT.

Landlord consents to the foregoing Sublease without wavier of any restriction in the Master Lease concerning further assignment, subletting or transfer. Landlord represents that the Master Lease constitutes the entire agreement of Landlord and Tenant concerning the leasing of the Master Premises and has not been amended or modified except as expressly set forth in Exhibit 2. Landlord further represents that, to Landlord's knowledge, Tenant is currently in full compliance with its obligations under the Master Lease.

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 13 of 20

SUBLEASE AGREEMENT

LANDLORD:

LANDLORD:

By:

Its:

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 14 of 20

SUBLEASE AGREEMENT

)
STATE OF WASHINGTON	)	SS.
COUNTY OF________________________	)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me and said person acknowledged that____________________________ signed this instrument, on oath stated that _______________________ was authorized to execute the instrument and acknowledged it as the________________________________________________ of ____________________________to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this___________________________ day of___________________________, 20_____,

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington,
residing at___________________________
My appointment expires______________________

)
STATE OF WASHINGTON	)	SS.
COUNTY OF________________________	)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me and said person acknowledged that _____________________________________ signed this instrument, on oath stated that_____________________________________ was authorized to execute the instrument and acknowledged it as the_________________________ of_______________________ to be the free and voluntary act of such party for the uses and purposes rnentioned in the instrument

Dated this___________________________ day of___________________________, 20_____,

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington,
residing at___________________________
My appointment expires______________________

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 15 of 20

SUBLEASE AGREEMENT

)
STATE OF WASHINGTON	)	SS.
COUNTY OF________________________	)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me and said person acknowledged that____________________________ signed this instrument, on oath stated that _______________________ was authorized to execute the instrument arid acknowledged it as the________________________________________________ of ____________________________to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated this___________________________ day of___________________________, 20_____,

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington,
residing at___________________________
My appointment expires______________________

)
STATE OF WASHINGTON	)	SS.
COUNTY OF________________________	)

I certify that I know or have satisfactory evidence that __________________________________ is the person who appeared before me and said person acknowledged that _____________________________________ signed this instrument, on oath stated that_____________________________________ was authorized to execute the instrument and acknowledged it as the_________________________ of_______________________ to be the free and voluntary act of such party for the uses and purposes rnentioned in the instrument

Dated this___________________________ day of___________________________, 20_____,

(Signature of Notary)

(Legibly Print or Stamp Name of Notary)
Notary public in and for the state of Washington,
residing at___________________________
My appointment expires______________________

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 16 of 20

SUBLEASE AGREEMENT

EXHIBIT 1

[Legal Description of Master Premises]

Exhibit 1

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 17 of 20

SUBLEASE AGREEMENT

EXHIBIT 2
[Master Lease]

Exhibit 2

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 18 of 20

SUBLEASE AGREEMENT

EXHIBIT 3

[Outline of the Subleased Premises]

Exhibit 3

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 19 of 20

SUBLEASE AGREEMENT

EXHIBIT 4

[Subtenant Improvement Schedule]

1. Subtenant Improvements to be Completed by Tenant

2. Subtenant Improvements to be Completed by Subtenant

Regency Group, Inc. Commercial Real Estate 12301 NE 10th PI, Suite 301 Bellevue, WA 98005 Phone: (425) 454-4000 Fax: (425) 451-1642	© Commercial Brokers Association 2011 ALL RIGHTS RESERVED CBA Form SUB-LS Sublease Agreement Page 20 of 20

Rent Rider

This Rent Rider ("Rider") is a part of the lease agreement dated March 1, 2014 (the "Lease") between Diego Pellicer Worldwide Inc, ("Sublessor") and Diego Pellicer Inc. ("Sublessee concerning the space commonly known as the "Premises", located at the property commonly known as 2215 4th Avenue S., Seattle, WA 98134 (the "Property).

Base Monthly Rent Schedule. Sublessee shall pay Sublessor base monthly rent during the Sublease Term according to the following schedule:

Lease Year (Stated in Years or Months)	Base Monthly Rent Amount

03/01/14 - 09/30/14	$0.00
10/01/14 - 09/30/15	$12,420.00 plus NNN
10/01/15 - 09/30/16	$12,854.70 plus NNN
10/01/16 - 09/30/17	$13,304.62 plus NNN
10/01/17 - 09/30/18	$13,770.28 plus NNN

Initials:          Sublessor Date: 03/01/14              Sublessee                 Date: